EXHIBIT 99.1
First Financial Bancorp. Announces Second Quarter Results
Year to Date Earnings per Share Increase of 12% Compared to 2016;
Announces Strategic Merger with MainSource Financial Group

Cincinnati, Ohio - July 25, 2017 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the second quarter 2017. For the three months ended June 30, 2017, the Company reported net income of $22.7 million, or $0.37 per diluted common share. These results compare to net income of $24.4 million, or $0.39 per diluted common share, for the first quarter of 2017 and $22.6 million, or $0.36 per diluted common share, for the second quarter of 2016. For the six months ended June 30, 2017, First Financial had earnings per diluted common share of $0.76 compared to $0.68 for the same period in 2016.

Return on average assets for the second quarter of 2017 was 1.06% while return on average tangible common equity was 13.42%. These compare to a return on average assets of 1.18% and return on average tangible common equity of 14.98% in the first quarter of 2017 and a return on average assets of 1.11% and a return on average tangible common equity of 14.49% in the second quarter of 2016.

Additionally, First Financial's board of directors has authorized a quarterly dividend of $0.17 per common share for the next regularly scheduled dividend, payable on October 2, 2017 to shareholders of record as of September 1, 2017.

Second quarter 2017 highlights include:

•	Net income increased $4.8 million, or 11.3%, year to date compared to 2016; $1.7 million, or 6.9%, decline compared to the linked quarter

•	Strong second quarter loan growth of $119.7 million, or 2.1%, compared to the linked quarter; loan balances increased $172.6 million, or 3.0%, compared to second quarter 2016

•	Average deposits increased $128.4 million, or 2.0%, from the linked quarter; $261.7 million, or 4.1%, increase compared to second quarter 2016

•	Net interest margin of 3.50% on a GAAP basis; margin declined 14 basis points to 3.56% on a fully tax equivalent basis due to lower prepayment fees and other factors

•	Solid credit performance with lower classified and nonperforming asset balances, in addition to stable net charge-offs, resulting in $0.5 million of provision expense

•	Stable capital ratios; tier 1 ratio of 10.54%, total ratio of 13.05% and leverage ratio of 8.69%

•	Efficiency ratio of 60.0% compared to 59.2% in the linked quarter and 56.6% in second quarter 2016

Claude Davis, Chief Executive Officer, commented, “Consistent earnings and strong loan demand marked the second quarter of 2017, which was our 107th consecutive quarter of profitability. We believe that the growing loan demand and solid credit quality metrics evident during the quarter position us for a strong second half to the year. Lower income from loan prepayment fees, which can be volatile, coupled with higher nonaccrual loan balances and changes in our earning asset and funding mix resulted in a net interest margin that fell short of our expectations. We are taking proactive steps to reduce expenses and contain funding costs should margin remain under pressure in the back half of the year."

"In addition to announcing our quarterly results, we are extremely excited to announce the merger agreement with MainSource Financial Group, Inc, which we believe to be a perfect strategic complement to our existing business. We are confident that the increases in scale, geographic reach and talent will enhance First Financial’s ability to deliver a superior banking and client service experience. While our integration planning activities will be intense in the months ahead, we will not be distracted from meeting the needs of our commercial and consumer clients and continuing to deliver long-term value for our shareholders through our premier business bank strategy.”

This release announcing our second quarter 2017 financial results includes an accompanying slide presentation, which management intends to refer to during the conference call on Wednesday, July 26, 2017.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Wednesday, July 26, 2017 at 8:30 a.m. Eastern Standard Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10104461. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information and any non-GAAP reconciliations related to this release is available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2017, the Company had $8.7 billion in assets, $5.9 billion in loans, $6.5 billion in deposits and $898.1 million in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its four lines of business: Commercial and Private Banking, Retail Banking, Investment Commercial Real Estate and Commercial Finance. These business units provide traditional banking services to business and retail clients. Commercial and Private Banking includes First Financial Wealth Management, which provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.6 billion in assets under management as of June 30, 2017. The Company’s primary operating markets are located in Ohio, Indiana and Kentucky where it operates 102 banking centers, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations is available at www.bankatfirst.com.

2

Forward-Looking Statement
This earnings release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not based on historical or current facts, but rather on our current beliefs, expectations, assumptions and projections about our business, the economy and other future conditions. Forward-looking statements often include words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” ‘‘intends,’’ “could,” “should,” and other similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.
As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the Company’s ability to comply with the terms of loss sharing agreements with the FDIC; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov.
Forward-looking statements are meaningful only on the date when such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date on which a forward-looking statement is made.

Contact Information
Investors/Analysts                    Media
John Gavigan                        Lynda Crossan
Chief Financial Officer                    Marketing Director
(513) 887-5400                        (513) 979-5817
InvestorRelations@bankatfirst.com            Lynda.Crossan@bankatfirst.com

3

Selected Financial Information
June 30, 2017
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,
	2017	2017	2016	2016	2016	2017	2016
RESULTS OF OPERATIONS
Net income	$22,736	$24,414	$23,294	$22,850	$22,568	$47,150	$42,382
Net earnings per share - basic	$0.37	$0.40	$0.38	$0.37	$0.37	$0.77	$0.69
Net earnings per share - diluted	$0.37	$0.39	$0.38	$0.37	$0.36	$0.76	$0.68
Dividends declared per share	$0.17	$0.17	$0.16	$0.16	$0.16	$0.34	$0.32

KEY FINANCIAL RATIOS
Return on average assets	1.06%	1.18%	1.11%	1.09%	1.11%	1.12%	1.04%
Return on average shareholders' equity	10.25%	11.36%	10.73%	10.62%	10.84%	10.80%	10.27%
Return on average tangible shareholders' equity	13.42%	14.98%	14.19%	14.08%	14.49%	14.18%	13.78%

Net interest margin	3.50%	3.63%	3.66%	3.61%	3.61%	3.56%	3.62%
Net interest margin (fully tax equivalent) (1)	3.56%	3.70%	3.71%	3.66%	3.67%	3.63%	3.67%

Ending shareholders' equity as a percent of ending assets	10.31%	10.32%	10.25%	10.29%	10.19%	10.31%	10.19%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	8.09%	8.05%	7.96%	7.97%	7.85%	8.09%	7.85%
Risk-weighted assets	9.92%	9.90%	9.73%	9.63%	9.51%	9.92%	9.51%

Average shareholders' equity as a percent of average assets	10.36%	10.36%	10.33%	10.29%	10.21%	10.36%	10.16%
Average tangible shareholders' equity as a percent of
average tangible assets	8.12%	8.06%	8.01%	7.96%	7.83%	8.09%	7.78%

Book value per share	$14.45	$14.16	$13.96	$13.90	$13.67	$14.45	$13.67
Tangible book value per share	$11.07	$10.78	$10.56	$10.50	$10.26	$11.07	$10.26

Common equity tier 1 ratio (2)	10.54%	10.59%	10.46%	10.20%	10.07%	10.54%	10.07%
Tier 1 ratio (2)	10.54%	10.59%	10.46%	10.20%	10.07%	10.54%	10.07%
Total capital ratio (2)	13.05%	13.19%	13.10%	12.82%	12.70%	13.05%	12.70%
Leverage ratio (2)	8.69%	8.69%	8.60%	8.45%	8.38%	8.69%	8.38%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$5,789,610	$5,736,513	$5,780,865	$5,743,773	$5,569,080	$5,763,208	$5,493,446
FDIC indemnification asset	10,327	11,520	12,782	14,031	15,404	10,920	16,271
Investment securities	2,035,334	1,906,699	1,816,944	1,811,240	1,869,540	1,971,372	1,904,156
Interest-bearing deposits with other banks	20,293	40,985	19,557	22,116	21,687	30,582	22,989
Total earning assets	$7,855,564	$7,695,717	$7,630,148	$7,591,160	$7,475,711	$7,776,082	$7,436,862
Total assets	$8,582,961	$8,409,071	$8,359,912	$8,322,156	$8,203,837	$8,496,496	$8,161,391
Noninterest-bearing deposits	$1,513,995	$1,499,097	$1,544,598	$1,453,842	$1,441,068	$1,506,587	$1,413,918
Interest-bearing deposits	5,056,223	4,942,766	5,012,613	4,746,887	4,867,439	4,999,808	4,808,346
Total deposits	$6,570,218	$6,441,863	$6,557,211	$6,200,729	$6,308,507	$6,506,395	$6,222,264
Borrowings	$995,132	$968,326	$815,928	$1,153,042	$965,951	$981,803	$1,015,845
Shareholders' equity	$889,604	$871,215	$863,509	$856,296	$837,412	$880,460	$829,500

CREDIT QUALITY RATIOS
Allowance to ending loans	0.93%	0.98%	1.01%	1.00%	0.99%	0.93%	0.99%
Allowance to nonaccrual loans	150.05%	169.85%	326.91%	314.84%	254.56%	150.05%	254.56%
Allowance to nonperforming loans	96.77%	89.25%	120.83%	114.17%	112.74%	96.77%	112.74%
Nonperforming loans to total loans	0.97%	1.10%	0.83%	0.87%	0.88%	0.97%	0.88%
Nonperforming assets to ending loans, plus OREO	1.07%	1.19%	0.94%	1.00%	1.04%	1.07%	1.04%
Nonperforming assets to total assets	0.72%	0.80%	0.64%	0.69%	0.72%	0.72%	0.72%
Classified assets to total assets	1.13%	1.34%	1.48%	1.70%	1.72%	1.13%	1.72%
Net charge-offs to average loans (annualized)	0.13%	0.14%	0.17%	0.05%	0.08%	0.14%	0.09%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) June 30, 2017 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	Jun. 30,			Jun. 30,
	2017	2016	% Change	2017	2016	% Change
Interest income
Loans, including fees	$67,748	$64,424	5.2%	$134,616	$127,823	5.3%
Investment securities
Taxable	12,598	10,706	17.7%	24,206	22,079	9.6%
Tax-exempt	1,457	1,156	26.0%	2,810	2,318	21.2%
Total investment securities interest	14,055	11,862	18.5%	27,016	24,397	10.7%
Other earning assets	(1,014)	(1,103)	8.1%	(2,015)	(2,242)	(10.1)%
Total interest income	80,789	75,183	7.5%	159,617	149,978	6.4%

Interest expense
Deposits	8,679	5,457	59.0%	15,604	10,987	42.0%
Short-term borrowings	2,051	1,053	94.8%	3,483	2,223	56.7%
Long-term borrowings	1,539	1,541	(0.1)%	3,078	3,081	(0.1)%
Total interest expense	12,269	8,051	52.4%	22,165	16,291	36.1%
Net interest income	68,520	67,132	2.1%	137,452	133,687	2.8%
Provision for loan and lease losses	467	4,037	(88.4)%	834	5,692	(85.3)%
Net interest income after provision for loan and lease losses	68,053	63,095	7.9%	136,618	127,995	6.7%

Noninterest income
Service charges on deposit accounts	4,772	4,455	7.1%	9,416	8,836	6.6%
Trust and wealth management fees	3,405	3,283	3.7%	7,152	6,723	6.4%
Bankcard income	3,501	3,130	11.9%	6,636	6,012	10.4%
Client derivative fees	1,489	1,799	(17.2)%	2,592	2,894	(10.4)%
Net gains from sales of loans	1,327	1,846	(28.1)%	2,543	3,027	(16.0)%
Net gains on sale of investment securities	838	(188)	N/M	1,354	(164)	N/M
Other	2,122	5,869	(63.8)%	5,125	8,378	(38.8)%
Total noninterest income	17,454	20,194	(13.6)%	34,818	35,706	(2.5)%

Noninterest expenses
Salaries and employee benefits	31,544	29,526	6.8%	63,294	59,141	7.0%
Net occupancy	4,302	4,491	(4.2)%	8,817	9,448	(6.7)%
Furniture and equipment	2,136	2,130	0.3%	4,313	4,343	(0.7)%
Data processing	3,501	2,765	26.6%	6,799	5,483	24.0%
Marketing	982	801	22.6%	1,492	1,866	(20.0)%
Communication	468	477	(1.9)%	915	958	(4.5)%
Professional services	1,469	1,299	13.1%	3,227	3,112	3.7%
State intangible tax	721	639	12.8%	1,442	1,278	12.8%
FDIC assessments	1,018	1,112	(8.5)%	1,950	2,244	(13.1)%
Loss (gain) - other real estate owned	162	43	N/M	186	(147)	N/M
Other	5,253	6,130	(14.3)%	10,166	12,407	(18.1)%
Total noninterest expenses	51,556	49,413	4.3%	102,601	100,133	2.5%
Income before income taxes	33,951	33,876	0.2%	68,835	63,568	8.3%
Income tax expense	11,215	11,308	(0.8)%	21,685	21,186	2.4%
Net income	$22,736	$22,568	0.7%	$47,150	$42,382	11.3%

ADDITIONAL DATA
Net earnings per share - basic	$0.37	$0.37		$0.77	$0.69
Net earnings per share - diluted	$0.37	$0.36		$0.76	$0.68
Dividends declared per share	$0.17	$0.16		$0.34	$0.32

Return on average assets	1.06%	1.11%		1.12%	1.04%
Return on average shareholders' equity	10.25%	10.84%		10.80%	10.27%

Interest income	$80,789	$75,183	7.5%	$159,617	$149,978	6.4%
Tax equivalent adjustment	1,294	1,058	22.3%	2,519	2,110	19.4%
Interest income - tax equivalent	82,083	76,241	7.7%	162,136	152,088	6.6%
Interest expense	12,269	8,051	52.4%	22,165	16,291	36.1%
Net interest income - tax equivalent	$69,814	$68,190	2.4%	$139,971	$135,797	3.1%

Net interest margin	3.50%	3.61%		3.56%	3.62%
Net interest margin (fully tax equivalent) (1)	3.56%	3.67%		3.63%	3.67%

Full-time equivalent employees	1,429	1,403

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2017
	Second	First	Full	% Change
	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans, including fees	$67,748	$66,868	$134,616	1.3%
Investment securities
Taxable	12,598	11,608	24,206	8.5%
Tax-exempt	1,457	1,353	2,810	7.7%
Total investment securities interest	14,055	12,961	27,016	8.4%
Other earning assets	(1,014)	(1,001)	(2,015)	(1.3)%
Total interest income	80,789	78,828	159,617	2.5%

Interest expense
Deposits	8,679	6,925	15,604	25.3%
Short-term borrowings	2,051	1,432	3,483	43.2%
Long-term borrowings	1,539	1,539	3,078	0.0%
Total interest expense	12,269	9,896	22,165	24.0%
Net interest income	68,520	68,932	137,452	(0.6)%
Provision for loan and lease losses	467	367	834	27.2%
Net interest income after provision for loan and lease losses	68,053	68,565	136,618	(0.7)%

Noninterest income
Service charges on deposit accounts	4,772	4,644	9,416	2.8%
Trust and wealth management fees	3,405	3,747	7,152	(9.1)%
Bankcard income	3,501	3,135	6,636	11.7%
Client derivative fees	1,489	1,103	2,592	35.0%
Net gains from sales of loans	1,327	1,216	2,543	9.1%
Net gains on sale of investment securities	838	516	1,354	62.4%
Other	2,122	3,003	5,125	(29.3)%
Total noninterest income	17,454	17,364	34,818	0.5%

Noninterest expenses
Salaries and employee benefits	31,544	31,750	63,294	(0.6)%
Net occupancy	4,302	4,515	8,817	(4.7)%
Furniture and equipment	2,136	2,177	4,313	(1.9)%
Data processing	3,501	3,298	6,799	6.2%
Marketing	982	510	1,492	92.5%
Communication	468	447	915	4.7%
Professional services	1,469	1,758	3,227	(16.4)%
State intangible tax	721	721	1,442	0.0%
FDIC assessments	1,018	932	1,950	9.2%
Loss (gain) - other real estate owned	162	24	186	N/M
Other	5,253	4,913	10,166	6.9%
Total noninterest expenses	51,556	51,045	102,601	1.0%
Income before income taxes	33,951	34,884	68,835	(2.7)%
Income tax expense	11,215	10,470	21,685	7.1%
Net income	$22,736	$24,414	$47,150	(6.9)%

ADDITIONAL DATA
Net earnings per share - basic	$0.37	$0.40	$0.77
Net earnings per share - diluted	$0.37	$0.39	$0.76
Dividends declared per share	$0.17	$0.17	$0.34

Return on average assets	1.06%	1.18%	1.12%
Return on average shareholders' equity	10.25%	11.36%	10.80%

Interest income	$80,789	$78,828	$159,617	2.5%
Tax equivalent adjustment	1,294	1,225	2,519	5.6%
Interest income - tax equivalent	82,083	80,053	162,136	2.5%
Interest expense	12,269	9,896	22,165	24.0%
Net interest income - tax equivalent	$69,814	$70,157	$139,971	(0.5)%

Net interest margin	3.50%	3.63%	3.56%
Net interest margin (fully tax equivalent) (1)	3.56%	3.70%	3.63%

Full-time equivalent employees	1,429	1,424

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2016
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans, including fees	$67,883	$66,997	$64,424	$63,399	$262,703
Investment securities
Taxable	10,698	10,326	10,706	11,373	43,103
Tax-exempt	1,134	1,083	1,156	1,162	4,535
Total investment securities interest	11,832	11,409	11,862	12,535	47,638
Other earning assets	(1,068)	(1,081)	(1,103)	(1,139)	(4,391)
Total interest income	78,647	77,325	75,183	74,795	305,950

Interest expense
Deposits	6,026	5,600	5,457	5,530	22,613
Short-term borrowings	915	1,368	1,053	1,170	4,506
Long-term borrowings	1,540	1,539	1,541	1,540	6,160
Total interest expense	8,481	8,507	8,051	8,240	33,279
Net interest income	70,166	68,818	67,132	66,555	272,671
Provision for loan and lease losses	2,761	1,687	4,037	1,655	10,140
Net interest income after provision for loan and lease losses	67,405	67,131	63,095	64,900	262,531

Noninterest income
Service charges on deposit accounts	5,041	5,056	4,455	4,381	18,933
Trust and wealth management fees	3,241	3,236	3,283	3,440	13,200
Bankcard income	3,136	2,984	3,130	2,882	12,132
Client derivative fees	466	1,210	1,799	1,095	4,570
Net gains from sales of loans	1,711	2,066	1,846	1,181	6,804
Net gains on sale of investment securities	0	398	(188)	24	234
Other	3,351	1,999	5,869	2,509	13,728
Total noninterest income	16,946	16,949	20,194	15,512	69,601

Noninterest expenses
Salaries and employee benefits	31,127	32,093	29,526	29,615	122,361
Net occupancy	4,338	4,543	4,491	4,957	18,329
Furniture and equipment	2,181	2,139	2,130	2,213	8,663
Data processing	3,095	2,828	2,765	2,718	11,406
Marketing	1,458	641	801	1,065	3,965
Communication	404	527	477	481	1,889
Professional services	1,731	1,460	1,299	1,813	6,303
State intangible tax	117	639	639	639	2,034
FDIC assessments	1,001	1,048	1,112	1,132	4,293
Loss (gain) - other real estate owned	(953)	(112)	43	(190)	(1,212)
Other	5,664	5,299	6,130	6,277	23,370
Total noninterest expenses	50,163	51,105	49,413	50,720	201,401
Income before income taxes	34,188	32,975	33,876	29,692	130,731
Income tax expense	10,894	10,125	11,308	9,878	42,205
Net income	$23,294	$22,850	$22,568	$19,814	$88,526

ADDITIONAL DATA
Net earnings per share - basic	$0.38	$0.37	$0.37	$0.32	$1.45
Net earnings per share - diluted	$0.38	$0.37	$0.36	$0.32	$1.43
Dividends declared per share	$0.16	$0.16	$0.16	$0.16	$0.64

Return on average assets	1.11%	1.09%	1.11%	0.98%	1.07%
Return on average shareholders' equity	10.73%	10.62%	10.84%	9.70%	10.48%

Interest income	$78,647	$77,325	$75,183	$74,795	$305,950
Tax equivalent adjustment	1,077	1,028	1,058	1,052	4,215
Interest income - tax equivalent	79,724	78,353	76,241	75,847	310,165
Interest expense	8,481	8,507	8,051	8,240	33,279
Net interest income - tax equivalent	$71,243	$69,846	$68,190	$67,607	$276,886

Net interest margin	3.66%	3.61%	3.61%	3.62%	3.62%
Net interest margin (fully tax equivalent) (1)	3.71%	3.66%	3.67%	3.68%	3.68%

Full-time equivalent employees	1,420	1,402	1,403	1,390

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	% Change	% Change
	2017	2017	2016	2016	2016	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$117,478	$117,914	$121,598	$117,982	$106,174	(0.4)%	10.6%
Interest-bearing deposits with other banks	29,839	39,058	82,450	16,765	18,911	(23.6)%	57.8%
Investment securities available-for-sale	1,298,578	1,220,046	1,039,870	1,120,494	1,114,349	6.4%	16.5%
Investment securities held-to-maturity	696,269	730,796	763,254	628,497	670,111	(4.7)%	3.9%
Other investments	53,285	50,996	51,077	51,170	51,261	4.5%	3.9%
Loans held for sale	11,939	7,657	13,135	17,414	10,494	55.9%	13.8%
Loans and leases
Commercial and industrial	1,824,589	1,779,635	1,781,948	1,782,782	1,794,533	2.5%	1.7%
Lease financing	88,152	88,888	93,108	96,046	100,263	(0.8)%	(12.1)%
Construction real estate	443,112	446,332	399,434	380,349	374,949	(0.7)%	18.2%
Commercial real estate	2,471,655	2,398,235	2,427,577	2,468,083	2,363,456	3.1%	4.6%
Residential real estate	490,398	486,601	500,980	507,715	512,800	0.8%	(4.4)%
Home equity	464,066	458,974	460,388	463,702	467,549	1.1%	(0.7)%
Installment	47,654	52,063	50,639	47,825	46,917	(8.5)%	1.6%
Credit card	44,139	43,354	43,408	43,009	40,746	1.8%	8.3%
Total loans	5,873,765	5,754,082	5,757,482	5,789,511	5,701,213	2.1%	3.0%
Less:
Allowance for loan and lease losses	54,873	56,326	57,961	57,618	56,708	(2.6)%	(3.2)%
Net loans	5,818,892	5,697,756	5,699,521	5,731,893	5,644,505	2.1%	3.1%
Premises and equipment	128,956	131,808	131,579	132,082	133,969	(2.2)%	(3.7)%
Goodwill and other intangibles	210,045	210,324	210,625	210,888	211,199	(0.1)%	(0.5)%
Accrued interest and other assets	344,761	324,815	324,858	341,296	349,129	6.1%	(1.3)%
Total Assets	$8,710,042	$8,531,170	$8,437,967	$8,368,481	$8,310,102	2.1%	4.8%

LIABILITIES
Deposits
Interest-bearing demand	$1,496,173	$1,494,892	$1,513,771	$1,494,529	$1,436,078	0.1%	4.2%
Savings	2,398,262	2,284,821	2,142,189	2,005,407	1,974,449	5.0%	21.5%
Time	1,097,911	1,202,563	1,321,843	1,346,736	1,279,934	(8.7)%	(14.2)%
Total interest-bearing deposits	4,992,346	4,982,276	4,977,803	4,846,672	4,690,461	0.2%	6.4%
Noninterest-bearing	1,476,563	1,547,600	1,547,985	1,492,011	1,429,163	(4.6)%	3.3%
Total deposits	6,468,909	6,529,876	6,525,788	6,338,683	6,119,624	(0.9)%	5.7%
Federal funds purchased and securities sold
under agreements to repurchase	130,633	52,484	120,212	77,936	80,084	148.9%	63.1%
FHLB short-term borrowings	957,700	806,700	687,700	848,300	1,035,000	18.7%	(7.5)%
Total short-term borrowings	1,088,333	859,184	807,912	926,236	1,115,084	26.7%	(2.4)%
Long-term debt	119,669	119,629	119,589	119,549	119,596	0.0%	0.1%
Total borrowed funds	1,208,002	978,813	927,501	1,045,785	1,234,680	23.4%	(2.2)%
Accrued interest and other liabilities	135,014	142,416	119,454	122,876	109,075	(5.2)%	23.8%
Total Liabilities	7,811,925	7,651,105	7,572,743	7,507,344	7,463,379	2.1%	4.7%

SHAREHOLDERS' EQUITY
Common stock	569,302	567,911	570,382	569,199	567,687	0.2%	0.3%
Retained earnings	463,250	451,073	437,188	423,800	410,893	2.7%	12.7%
Accumulated other comprehensive loss	(22,222)	(26,639)	(28,443)	(17,522)	(17,688)	(16.6)%	25.6%
Treasury stock, at cost	(112,213)	(112,280)	(113,903)	(114,340)	(114,169)	(0.1)%	(1.7)%
Total Shareholders' Equity	898,117	880,065	865,224	861,137	846,723	2.1%	6.1%
Total Liabilities and Shareholders' Equity	$8,710,042	$8,531,170	$8,437,967	$8,368,481	$8,310,102	2.1%	4.8%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	June 30,
	2017	2017	2016	2016	2016	2017	2016
ASSETS
Cash and due from banks	$116,123	$115,719	$122,130	$116,441	$121,426	$115,922	$119,604
Interest-bearing deposits with other banks	20,293	40,985	19,557	22,116	21,687	30,582	22,989
Investment securities	2,035,334	1,906,699	1,816,944	1,811,240	1,869,540	1,971,372	1,904,156
Loans held for sale	9,243	8,125	14,729	11,197	11,752	8,687	12,484
Loans and leases
Commercial and industrial	1,778,523	1,782,829	1,767,570	1,786,461	1,752,237	1,780,664	1,704,758
Lease financing	86,880	89,549	93,817	96,518	100,103	88,207	97,519
Construction real estate	447,716	414,038	376,616	380,894	348,100	430,970	335,350
Commercial real estate	2,418,355	2,390,004	2,470,280	2,400,308	2,294,980	2,404,258	2,282,833
Residential real estate	490,709	497,412	503,711	512,341	510,262	494,042	509,842
Home equity	462,431	459,821	461,177	466,062	466,170	461,133	466,446
Installment	51,275	50,722	49,071	47,428	44,438	51,000	43,068
Credit card	44,478	44,013	43,894	42,564	41,038	44,247	41,146
Total loans	5,780,367	5,728,388	5,766,136	5,732,576	5,557,328	5,754,521	5,480,962
Less:
Allowance for loan and lease losses	57,379	58,461	58,733	58,284	55,504	57,917	55,193
Net loans	5,722,988	5,669,927	5,707,403	5,674,292	5,501,824	5,696,604	5,425,769
Premises and equipment	131,654	132,384	132,414	133,360	137,927	132,017	138,152
Goodwill and other intangibles	210,215	210,513	210,768	211,029	211,363	210,363	211,535
Accrued interest and other assets	337,111	324,719	335,967	342,481	328,318	330,949	326,702
Total Assets	$8,582,961	$8,409,071	$8,359,912	$8,322,156	$8,203,837	$8,496,496	$8,161,391

LIABILITIES
Deposits
Interest-bearing demand	$1,483,186	$1,484,427	$1,540,755	$1,447,226	$1,483,025	$1,483,803	$1,437,308
Savings	2,408,950	2,224,708	2,093,557	2,015,602	2,042,188	2,317,338	1,990,197
Time	1,164,087	1,233,631	1,378,301	1,284,059	1,342,226	1,198,667	1,380,841
Total interest-bearing deposits	5,056,223	4,942,766	5,012,613	4,746,887	4,867,439	4,999,808	4,808,346
Noninterest-bearing	1,513,995	1,499,097	1,544,598	1,453,842	1,441,068	1,506,587	1,413,918
Total deposits	6,570,218	6,441,863	6,557,211	6,200,729	6,308,507	6,506,395	6,222,264
Federal funds purchased and securities sold
under agreements to repurchase	62,893	88,048	93,452	87,343	86,457	75,401	87,903
FHLB short-term borrowings	812,588	760,673	602,720	946,096	759,919	786,774	808,378
Total short-term borrowings	875,481	848,721	696,172	1,033,439	846,376	862,175	896,281
Long-term debt	119,651	119,605	119,756	119,603	119,575	119,628	119,564
Total borrowed funds	995,132	968,326	815,928	1,153,042	965,951	981,803	1,015,845
Accrued interest and other liabilities	128,007	127,667	123,264	112,089	91,967	127,838	93,782
Total Liabilities	7,693,357	7,537,856	7,496,403	7,465,860	7,366,425	7,616,036	7,331,891

SHAREHOLDERS' EQUITY
Common stock	568,654	570,058	569,779	568,203	567,682	569,352	569,120
Retained earnings	456,648	442,104	430,402	419,901	406,788	449,416	401,272
Accumulated other comprehensive loss	(23,414)	(27,569)	(22,436)	(17,701)	(21,901)	(25,480)	(24,033)
Treasury stock, at cost	(112,284)	(113,378)	(114,236)	(114,107)	(115,157)	(112,828)	(116,859)
Total Shareholders' Equity	889,604	871,215	863,509	856,296	837,412	880,460	829,500
Total Liabilities and Shareholders' Equity	$8,582,961	$8,409,071	$8,359,912	$8,322,156	$8,203,837	$8,496,496	$8,161,391

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	June 30, 2017		March 31, 2017		June 30, 2016		June 30, 2017		June 30, 2016
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$2,035,334	2.77%	$1,906,699	2.76%	$1,869,540	2.54%	$1,971,372	2.76%	$1,904,156	2.58%
Interest-bearing deposits with other banks	20,293	1.11%	40,985	0.80%	21,687	0.50%	30,582	0.90%	22,989	0.52%
Gross loans (1)	5,799,937	4.61%	5,748,033	4.64%	5,584,484	4.55%	5,774,128	4.63%	5,509,717	4.59%
Total earning assets	7,855,564	4.13%	7,695,717	4.15%	7,475,711	4.03%	7,776,082	4.14%	7,436,862	4.07%

Nonearning assets
Allowance for loan and lease losses	(57,379)		(58,461)		(55,504)		(57,917)		(55,193)
Cash and due from banks	116,123		115,719		121,426		115,922		119,604
Accrued interest and other assets	668,653		656,096		662,204		662,409		660,118
Total assets	$8,582,961		$8,409,071		$8,203,837		$8,496,496		$8,161,391

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$1,483,186	0.27%	$1,484,427	0.20%	$1,483,025	0.13%	$1,483,803	0.23%	$1,437,308	0.14%
Savings	2,408,950	0.69%	2,224,708	0.48%	2,042,188	0.25%	2,317,338	0.59%	1,990,197	0.26%
Time	1,164,087	1.23%	1,233,631	1.17%	1,342,226	1.10%	1,198,667	1.20%	1,380,841	1.08%
Total interest-bearing deposits	5,056,223	0.69%	4,942,766	0.57%	4,867,439	0.45%	4,999,808	0.63%	4,808,346	0.46%
Borrowed funds
Short-term borrowings	875,481	0.94%	848,721	0.68%	846,376	0.50%	862,175	0.81%	896,281	0.50%
Long-term debt	119,651	5.16%	119,605	5.22%	119,575	5.17%	119,628	5.19%	119,564	5.20%
Total borrowed funds	995,132	1.45%	968,326	1.24%	965,951	1.08%	981,803	1.35%	1,015,845	1.05%
Total interest-bearing liabilities	6,051,355	0.81%	5,911,092	0.68%	5,833,390	0.55%	5,981,611	0.75%	5,824,191	0.56%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	1,513,995		1,499,097		1,441,068		1,506,587		1,413,918
Other liabilities	128,007		127,667		91,967		127,838		93,782
Shareholders' equity	889,604		871,215		837,412		880,460		829,500
Total liabilities & shareholders' equity	$8,582,961		$8,409,071		$8,203,837		$8,496,496		$8,161,391

Net interest income	$68,520		$68,932		$67,132		$137,452		$133,687
Net interest spread		3.32%		3.47%		3.48%		3.39%		3.51%
Net interest margin		3.50%		3.63%		3.61%		3.56%		3.62%

Tax equivalent adjustment		0.06%		0.07%		0.06%		0.07%		0.05%
Net interest margin (fully tax equivalent)		3.56%		3.70%		3.67%		3.63%		3.67%

(1) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$61	$1,033	$1,094	$1,048	$1,145	$2,193	$1,698	$921	$2,619
Interest-bearing deposits with other banks	31	(56)	(25)	33	(4)	29	44	34	78
Gross loans (2)	(431)	1,323	892	907	2,477	3,384	876	6,066	6,942
Total earning assets	(339)	2,300	1,961	1,988	3,618	5,606	2,618	7,021	9,639

Interest-bearing liabilities
Total interest-bearing deposits	$1,466	$288	$1,754	$2,898	$324	$3,222	$4,019	$598	$4,617
Borrowed funds
Short-term borrowings	534	85	619	930	68	998	1,398	(138)	1,260
Long-term debt	(17)	17	0	(3)	1	(2)	(5)	2	(3)
Total borrowed funds	517	102	619	927	69	996	1,393	(136)	1,257
Total interest-bearing liabilities	1,983	390	2,373	3,825	393	4,218	5,412	462	5,874
Net interest income (1)	$(2,322)	$1,910	$(412)	$(1,837)	$3,225	$1,388	$(2,794)	$6,559	$3,765

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

						Six months ended,
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2017	2017	2016	2016	2016	2017	2016
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$56,326	$57,961	$57,618	$56,708	$53,732	$57,961	$53,398
Provision for loan and lease losses	467	367	2,761	1,687	4,037	834	5,692
Gross charge-offs
Commercial and industrial	3,065	1,743	1,590	296	265	4,808	744
Lease financing	0	0	0	0	0	0	0
Construction real estate	0	0	(2)	64	28	0	31
Commercial real estate	485	485	990	1,135	1,596	970	2,859
Residential real estate	223	61	224	90	28	284	73
Home equity	384	180	232	475	398	564	738
Installment	126	49	60	223	30	175	102
Credit card	215	232	326	267	357	447	597
Total gross charge-offs	4,498	2,750	3,420	2,550	2,702	7,248	5,144
Recoveries
Commercial and industrial	693	262	186	327	420	955	641
Lease financing	1	0	0	0	1	1	1
Construction real estate	89	0	51	6	202	89	228
Commercial real estate	1,398	256	382	997	681	1,654	1,123
Residential real estate	59	9	54	38	81	68	145
Home equity	222	106	144	257	131	328	319
Installment	43	71	118	56	62	114	161
Credit card	73	44	67	92	63	117	144
Total recoveries	2,578	748	1,002	1,773	1,641	3,326	2,762
Total net charge-offs	1,920	2,002	2,418	777	1,061	3,922	2,382
Ending allowance for loan and lease losses	$54,873	$56,326	$57,961	$57,618	$56,708	$54,873	$56,708

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.53%	0.34%	0.32%	(0.01)%	(0.04)%	0.44%	0.01%
Lease financing	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Construction real estate	(0.08)%	0.00%	(0.06)%	0.06%	(0.20)%	(0.04)%	(0.12)%
Commercial real estate	(0.15)%	0.04%	0.10%	0.02%	0.16%	(0.06)%	0.15%
Residential real estate	0.13%	0.04%	0.13%	0.04%	(0.04)%	0.09%	(0.03)%
Home equity	0.14%	0.07%	0.08%	0.19%	0.23%	0.10%	0.18%
Installment	0.65%	(0.18)%	(0.47)%	1.40%	(0.29)%	0.24%	(0.28)%
Credit card	1.28%	1.73%	2.35%	1.64%	2.88%	1.50%	2.21%
Total net charge-offs	0.13%	0.14%	0.17%	0.05%	0.08%	0.14%	0.09%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$15,099	$9,249	$2,419	$3,201	$2,980	$15,099	$2,980
Lease financing	94	102	195	214	1,167	94	1,167
Construction real estate	1,075	1,075	0	0	0	1,075	0
Commercial real estate	12,617	14,324	6,098	5,985	8,750	12,617	8,750
Residential real estate	4,442	4,520	5,251	4,759	4,824	4,442	4,824
Home equity	2,937	3,571	3,400	3,815	4,123	2,937	4,123
Installment	307	322	367	327	433	307	433
Nonaccrual loans	36,571	33,163	17,730	18,301	22,277	36,571	22,277
Accruing troubled debt restructurings (TDRs)	20,135	29,948	30,240	32,164	28,022	20,135	28,022
Total nonperforming loans	56,706	63,111	47,970	50,465	50,299	56,706	50,299
Other real estate owned (OREO)	5,961	5,300	6,284	7,577	9,302	5,961	9,302
Total nonperforming assets	62,667	68,411	54,254	58,042	59,601	62,667	59,601
Accruing loans past due 90 days or more	124	96	142	130	981	124	981
Total underperforming assets	$62,791	$68,507	$54,396	$58,172	$60,582	$62,791	$60,582
Total classified assets	$98,391	$114,550	$125,155	$142,169	$143,331	$98,391	$143,331

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	150.05%	169.85%	326.91%	314.84%	254.56%	150.05%	254.56%
Nonperforming loans	96.77%	89.25%	120.83%	114.17%	112.74%	96.77%	112.74%
Total ending loans	0.93%	0.98%	1.01%	1.00%	0.99%	0.93%	0.99%
Nonperforming loans to total loans	0.97%	1.10%	0.83%	0.87%	0.88%	0.97%	0.88%
Nonperforming assets to
Ending loans, plus OREO	1.07%	1.19%	0.94%	1.00%	1.04%	1.07%	1.04%
Total assets	0.72%	0.80%	0.64%	0.69%	0.72%	0.72%	0.72%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.72%	0.67%	0.42%	0.45%	0.55%	0.72%	0.55%
Total assets	0.49%	0.45%	0.28%	0.31%	0.38%	0.49%	0.38%
Classified assets to total assets	1.13%	1.34%	1.48%	1.70%	1.72%	1.13%	1.72%

(1) Nonaccrual loans include nonaccrual TDRs of $9.4 million, $7.8 million, $5.1 million, $5.6 million, and $8.0 million, as of June 30, 2017, March 31, 2017, December 31, 2016, September 30, 2016, and June 30, 2016, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Six months ended,
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	Jun. 30,	Jun. 30,
	2017	2017	2016	2016	2016	2017	2016
PER COMMON SHARE
Market Price
High	$28.90	$28.90	$29.35	$22.52	$20.16	$28.90	$20.16
Low	$25.00	$26.00	$21.05	$18.83	$17.49	$25.00	$14.91
Close	$27.65	$27.45	$28.45	$21.84	$19.45	$27.65	$19.45

Average shares outstanding - basic	61,543,478	61,398,414	61,311,068	61,280,283	61,194,254	61,471,347	61,115,525
Average shares outstanding - diluted	62,234,022	62,140,384	62,080,683	62,086,067	62,027,008	62,187,473	61,912,366
Ending shares outstanding	62,141,071	62,134,285	61,979,552	61,952,873	61,959,529	62,141,071	61,959,529

Total shareholders' equity	$898,117	$880,065	$865,224	$861,137	$846,723	$898,117	$846,723

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$731,024	$716,678	$703,891	$688,363	$673,313	$731,024	$673,313
Common equity tier 1 capital ratio	10.54%	10.59%	10.46%	10.20%	10.07%	10.54%	10.07%
Tier 1 capital	$731,128	$716,782	$703,995	$688,467	$673,417	$731,128	$673,417
Tier 1 ratio	10.54%	10.59%	10.46%	10.20%	10.07%	10.54%	10.07%
Total capital	$905,222	$892,161	$881,158	$865,248	$849,303	$905,222	$849,303
Total capital ratio	13.05%	13.19%	13.10%	12.82%	12.70%	13.05%	12.70%
Total capital in excess of minimum
requirement	$263,580	$266,367	$300,804	$282,996	$272,708	$263,580	$272,708
Total risk-weighted assets	$6,936,665	$6,765,336	$6,728,737	$6,750,750	$6,685,158	$6,936,665	$6,685,158
Leverage ratio	8.69%	8.69%	8.60%	8.45%	8.38%	8.69%	8.38%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.31%	10.32%	10.25%	10.29%	10.19%	10.31%	10.19%
Ending tangible shareholders' equity to ending tangible assets	8.09%	8.05%	7.96%	7.97%	7.85%	8.09%	7.85%
Average shareholders' equity to average assets	10.36%	10.36%	10.33%	10.29%	10.21%	10.36%	10.16%
Average tangible shareholders' equity to average tangible assets	8.12%	8.06%	8.01%	7.96%	7.83%	8.09%	7.78%